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Supplement dated January 19, 2010 to the

PROSPECTUS | Dated DECEMBER 15, 2009

The JEFFERIES | TR/J CRB WILDCATTERS EXPLORATION & PRODUCTION EQUITY ETF is currently being offered for sale.

The JEFFERIES | TR/J CRB NATURAL GAS EQUITY ETF is not being offered for sale at this time.

Each fund is a series of ALPS ETF Trust.

Please retain this supplement for future reference.